1Q13 Earnings Conference Call Supplemental Presentation April 25, 2013 Exhibit 99.3

Safe Harbor Language
Safe Harbor Language
To the extent that statements in this presentation and the accompanying press release relate to future plans, objectives, financial results or performance of IBERIABANK Corporation, these statements are deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995.  Such statements, which are based on management’s current information, estimates and assumptions and the current economic environment, are generally identified by the use of the words “plan”, “believe”,
“expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions.  IBERIABANK Corporation’s actual strategies and results in future periods may differ materially from those currently expected due to various risks and uncertainties.
Actual results could differ materially because of factors such as the level of market volatility, our ability to execute our growth strategy, including the availability of future FDIC-assisted failed bank opportunities, unanticipated losses related to the integration of, and refinements to purchase accounting adjustments for, acquired businesses and assets and assumed liabilities in these transactions, adjustments of fair values of acquired assets and assumed liabilities and of deferred taxes in acquisitions, actual results deviating from the
Company’s current estimates and assumptions of timing and amounts of cash flows, credit risk of our customers, effects of the on-going correction in residential real estate prices and reduced levels of home sales, sufficiency of our allowance for loan losses, changes in interest rates, access to funding sources, reliance on the services of executive management, competition for loans, deposits and investment dollars, reputational risk and social factors, changes in government regulations and legislation, increases in FDIC insurance assessments, geographic concentration of our markets and economic conditions in these markets, rapid changes in the financial services industry, dependence on our operational, technological, and organizational systems or infrastructure and those of third-party providers of those services, hurricanes and other adverse weather events, the modest trading volume of our common sock, and valuation of intangible assets. These and other factors that may cause actual results to differ materially from these forward-looking statements are discussed in the Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange
Commission (the “SEC”), available at the SEC’s website, http://www.sec.gov, and the Company’s website,
http://www.iberiabank.com, under the heading “Investor Information.” All information in this presentation and the accompanying press release is as of the date of this release. The Company undertakes no duty to update any forward-looking statement to conform to the statement to actual results or changes in the Company’s expectations.  Certain tabular presentations may not reconcile because of rounding.

33
•
Reserve for impairment of FDIC indemnification asset of $32 million ($0.70 per share)
•
Adoption of new accounting standard resulted in a $5.5 million ($0.12 per share)
increase in the amortization of the FDIC indemnification asset in 1Q13
•
$3 million negative loan loss provision driven by exceptional asset quality on non-
covered loan portfolio
•
Organic loan growth:
•
Core deposit growth:
•
32 basis point net interest margin decline
•
Other influences on first quarter performance:
•
Closed/consolidated 4 branches
•
Paid off $90 million in FHLB debt
•
Other non-operating items:
Introductory Comments
Introductory Comments
First Quarter 2013 – Summary Comments
$185 million since December 31, 2012 (+10% annualized)
$1.3 billion since year-end 2011 (+18% annualized)
$14 million since December 31, 2012 (+1% annualized)
$1.6 billion since year-end 2011 (+19% annualized)
$2.4 million gain on sale of investments
$2.3 million loss on extinguishment of debt
19 bps due to accelerated I/A amortization
8 bps due to other changes in covered loan yields
2 bps due to incremental liquidity on balance sheet
3 bps due to other items

Financial Overview
Financial Overview
Performance Metrics – Quarterly Trends
•
Average earning
assets up $437
million (+4%)
•
T/E net interest
income down $7
million (-7%); $5.5
million due to
accelerated IA
amortization
•
Reversal of
Provision of $3
million:
•
Net charge-offs:
$1.2 million (0.06%
annualized rate)
•
Covered and
acquired impaired
loan provision:
$0.6 million
•
All other provision
reversal: $3.9
million
3/31/2012 6/30/2012 9/30/2012 12/31/2012 3/31/2013
Net Income ($ in thousands) 19,393 $    12,560 $    21,234 $    23,208 $    717 $            -97%
Per Share Data:
Fully Diluted Earnings 0.66 $         0.43 $         0.73 $         0.79 $         0.02 $          -97%
Operating Earnings (Non-GAAP)
(1)
0.62 0.54 0.83 0.80 0.86 7%
Pre-provision Operating Earnings  (Non-GAAP) 0.68 0.73 0.92 0.91 0.66 -27%
Tangible Book Value 37.23 37.28 37.07 37.34 36.93 -1%
Key Ratios:
Return on Average Assets 0.67% 0.43% 0.69% 0.73% 0.02% (71) bps
Return on Average Common Equity 5.21% 3.36% 5.56% 6.02% 0.19% (583) bps
Return on Average Tangible Common Equity (Non-GAAP) 7.43% 4.86% 7.91% 8.62% 0.55% (807) bps
Net Interest Margin (TE)
(2)
3.59% 3.59% 3.58% 3.55% 3.23% (32) bps
Tangible Efficiency Ratio (TE)
(2)
(Non-GAAP) 74.6% 78.2% 74.3% 73.2% 102.4% 2,924 bps
Tangible Common Equity Ratio (Non-GAAP) 9.64% 9.37% 9.01% 8.66% 8.75% 9 bps
Tier 1 Leverage Ratio 10.51% 10.42% 10.01% 9.70% 9.37% (33) bps
Tier 1 Common Ratio (Non-GAAP) 13.48% 12.97% 12.04% 11.74% 11.39% (35) bps
Total Risk Based Capital Ratio 16.10% 15.54% 14.54% 14.19% 13.80% (39) bps
Net Charge-Offs to Average Loans
(3)
0.09% 0.07% 0.11% 0.01% 0.06% 5 bps
Nonperforming Assets to Total Assets
(3)
0.83% 0.84% 0.81% 0.85% 0.83% (2) bps
(1)
Excludes the impact of the adoption of the new accounting standard.
(2)
Fully taxable equivalent basis.
(3)
Excluding FDIC Covered Assets and acquired impaired loans.
%/Basis Point
Change
For Quarter Ended:

Financial Overview
Financial Overview
Non-Interest Income Trends
•
Mortgage loan income seasonally favorable
•
IBERIA Capital Partners revenues down $0.3 million to $1.7
million for 1Q13
•
Deposit service charge income declined $0.5 million, or -7%, from 4Q12
•
Title Insurance income declined $0.5 million, or -9%
•
$2.2 million OMNI investment gain in 4Q12; none in 1Q13
1Q13 originations down 19% from 4Q12
(seasonally consistent)
Sales up 1% in 1Q13 and up 30% over
1Q12
$19 million in 1Q13 revenues (down
17%)
Steady margin; Small buyback costs
Pipeline of $281 million at quarter-end
Noninterest Income ($000s) 1Q12 2Q12 3Q12 4Q12 1Q13 $ Change % Change
Service Charges on Deposit Accounts 5,980 $     6,625 $      6,952 $      7,295 $        6,797 $        (498) $        -7%
ATM / Debit Card Fee Income 2,024 2,166 2,377 2,412 2,183 (229) -9%
BOLI Proceeds and CSV Income 951 905 916 909 939 30 3%
Mortgage Income 13,718 18,185 23,215 22,935 18,931 (4,004) -17%
Gain (Loss) on Sale of Investments, Net 2,836 901 41 (4) 2,359 2,363 NM
Title Revenue 4,533 5,339 5,623 5,492 5,021 (471) -9%
Broker Commissions 3,060 3,102 3,092 4,192 3,534 (658) -16%
Other Noninterest Income 4,294 4,471 4,337 4,928 4,727 (201) -4%
Noninterest inc. ex. non-op inc. 37,396 41,694 46,553 48,158 44,491 (3,667) -8%
Non-operating income - - - 2,196 - (2,196) -100%
Total Noninterest Income 37,396 $  41,694 $   46,553 $   50,354 $     44,491 $     (5,863) $     -12%
1Q13 vs. 4Q12
and $322 million on April 21 (+15%)
st

Financial Overview
Financial Overview
Non-Interest Expense
•
Noninterest expenses excluding non-operating
items down $0.7 million or 1%
•
Total expenses up $31 million, or 28%, in 1Q13
•
Impairment of indemnification asset of $32 million
•
Merger-related costs of $0.2 million (-87%)
•
Other non-operating expenses of $0.5 million
(down 65% compared to 4Q12 of $1.4 million)
Linked quarter increases/(decreases) of:
FHLB debt extinguishment 2.3 $  mil.
Payroll tax increase 1.9
Franchise and share taxes 1.1
Mortgage commissions (1.4)
Business development and marketing (1.5)
OREO expense (0.9)
Credit and loan-related expense (0.6)
0.9 $  mil.
Noninterest Expense ($000s) 1Q12 2Q12 3Q12 4Q12 1Q13 $ Change % Change
Mortgage Commissions 3,229 $     5,612 $      6,006 $      5,747 $        4,327 $        (1,420) $     -25%
Hospitalization Expense 3,817 3,404 3,773 4,005 4,407 402 10%
Other Salaries and Benefits 47,522 48,011 49,270 50,675 53,668 2,993 6%
Salaries and Employee Benefits 54,568 $  57,028 $   59,049 $   60,426 $     62,402 $     1,976 $      3%
Credit/Loan Related 4,027 4,835 4,846 4,386 3,739 (647) -15%
Occupancy and Equipment 12,677 12,852 13,500 14,413 14,774 361 3%
Amortization of Acquisition Intangibles 1,290 1,289 1,287 1,285 1,183 (102) -8%
All Other Noninterest Expense 26,373 27,105 26,611 30,328 28,050 (2,278) -8%
Nonint. Exp. (Ex-Non-Operating Exp.) 98,935 $  103,109 $ 105,293 $ 110,838 $   110,148 $   (690) $        -1%
Severance 219 1,053 712 370 97 (273) -74%
Occupancy and Branch Closure Costs - 2,743 284 711 375 (336) -47%
Impairment of Indemnification Asset - - - - 31,813 31,813 100%
Debt Prepayment - - - - 2,307 2,307 100%
Consulting and Professional 220 1,661 574 339 - (339) -100%
Nonint. Exp. Excluding Merger-Related 99,374 $  108,566 $ 106,864 $ 112,258 $   144,741 $   32,483 $    29%
Merger-Related Expenses 500 $        456 $         2,985 $      1,183 $        157 $           (1,026) $     -87%
Total Noninterest Expense 99,873 $  109,022 $ 109,848 $ 113,441 $   144,898 $   31,457 $    28%
Tangible Efficiency Ratio - excl Nonop Exp 75.5% 74.4% 71.2% 72.5% 79.0%
1Q13 vs. 4Q12

Financial Overview
Financial Overview
Non-Operating Items – 1Q13
•
Impairment of indemnification asset of $31.8 million in 1Q13 ($0.70 EPS)
•
Accelerated amortization of indemnification asset of $5.5 million in 1Q13 ($0.12 EPS)
•
1Q13 Other non-operating expenses of $0.6 million ($0.02 EPS)
Pre-tax After-tax
(2)
Per share Pre-tax After-tax
(2)
Per share Pre-tax After-tax
(2)
Per share
Net Income (Loss) (GAAP) 26,527 $         19,393 $         0.66 $              32,037 $         23,208 $         0.79 $              (4,159) $          717 $               0.02 $
Noninterest income adjustments
Loss (Gain) on sale of investments (2,836) (1,843) (0.06) 4 3 (0.00) (2,359) (1,533) (0.05)
Other noninterest income - - - (2,196) (1,427) (0.05) - - -
Noninterest expense adjustments
Merger-related expenses 500 325 0.01 1,183 769 0.03 157 102 0.00
Severance expenses 219 142 0.00 370 241 0.01 97 63 0.00
Impairment of indemnification asset - - - - - - 31,813 20,678 0.70
Debt prepayment - - - - - - 2,307 1,500 0.05
Occupancy expenses and branch closure expenses - - - 711 462 0.02 375 244 0.01
Professional expenses and litigation settlements 220 143 0.01 339 220 0.01 - - -
Operating earnings (Non-GAAP) (3) 24,630 18,160 0.62 32,448 23,475 0.80 28,231 21,771 0.74
Covered and acquired impaired loan provision for credit losses 1,853 1,205 0.04 4,504 2,928 0.10 565 367 0.01
Other (reversal of) provision for credit losses 1,004 652 0.02 362 235 0.01 (3,941) (2,562) (0.09)
Pre-provision operating earnings (Non-GAAP) (3) 27,487 $         20,017 $         0.68 $              37,314 $         26,638 $         0.90 $              24,855 $         19,576 $         0.66 $
Net Income (Loss) (GAAP) 26,527 $         19,393 $         0.66 $              32,037 $         23,208 $         0.79 $              (4,159) $          717 $               0.02 $
Impact of adoption of new accounting standard
(3)
- - - - - - 5,453 3,544 0.12
Earnings less impact of new accounting standard (Non-GAAP) 26,527 $         19,393 $         0.66 $              32,037 $         23,208 $         0.79 $              1,294 $            4,262 $            0.14 $
24,630 $         18,160 $         0.62 $              32,448 $         23,475 $         0.80 $              28,231 $         21,771 $         0.74 $
Impact of adoption of new accounting standard
(3)
- - - - - - 5,453 3,544 0.12
Operating earnings less impact of new accounting standard (Non-GAAP) 24,630 $         18,160 $         0.62 $              32,448 $         23,475 $         0.80 $              33,684 $         25,315 $         0.86 $
(1) Per share amounts may not appear to foot due to rounding
(2) After-tax amounts estimated based on a 35% marginal tax rate
(3) Includes the impact of the adoption of ASU 2012-06 in the three month period ending March 31, 2013
(4) Adjustments represent additonal amortization on the Company's loss share receivable due to the adoption of ASU 2012-06 in the three month period ending March 31, 2013.  The amount included above represents the incremental amortization as calculated using the yield on the covered portfolio for the three month period ending December 31, 2012.
Operating earnings including the impact of the adoption of new accounting standard (Non-GAAP)
Dollar Amount Dollar Amount Dollar Amount
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(1)
(dollars in thousands)
For The Quarter Ended
March 31, 2012 December 31, 2012 March 31, 2013

Financial Overview
Financial Overview
Performance Metrics – Yields and Costs
•
Investment yield declined 17
bps to 1.92%
•
Net covered loan yield
declined 233 bps due to
accelerated IA amortization;
decline in non-covered loan
yield of 8 bps
•
Interest bearing deposit
costs declined 6 bps
•
Average noninterest bearing
deposits up $10 million
•
Margin declined 32 bps to
3.23%;
•
19 bps due to accelerated
IA amortization,
•
9 bps due to changes in
covered loan portfolio,
•
2 bps due to liquidity
increases and
•
3 bps in other items
12/31/2012 3/31/2013
Investment Securities 2.09% 1.92% (17)        bps
Covered Loans & Loss Share Receivable 7.68% 5.35% (233)      bps
Noncovered Loans 4.52% 4.44% (8)           bps
Loans & Loss Share Receivable 4.70% 4.36% (34)        bps
Mortgage Loans Held For Sale 2.96% 2.97% 1            bps
Other Earning Assets 0.61% 0.52% (9)           bps
  Total Earning Assets 4.06% 3.70% (36)        bps
Interest Bearing Deposits 0.53% 0.47% (6)           bps
Short-Term Borrowings 0.21% 0.19% (2)           bps
Long-Term Borrowings 3.17% 3.16% (1)           bps
  Total Interest Bearing Liabilities 0.65% 0.58% (7)           bps
Net Interest Spread 3.41% 3.12% (29)        bps
Net Interest Margin 3.55% 3.23% (32)        bps
(1)
Earning asset yields are shown on a fully taxable equivalent basis.
Basis Point
Change
For Quarter Ended:

Financial Overview
Financial Overview
Quarterly Re-pricing Schedule
•
$1.5 Billion in time deposits re-price over next 12 months at weighted average 0.75% rate
•
During 1Q13, new and re-priced time deposits were booked at an average cost of 0.45%
•
In 1Q13, retention rate of  time deposits was 93% with average reduction in rate of 22 basis points
$ in millions
Note:  Amounts exclude re-pricing of assets and liabilities from prior quarters
2Q13 3Q13 4Q13 1Q14 2Q14
Cash Equivalents Balance 485.8 $       - $          - $          - $          - $
Rate 0.62% 0.00% 0.00% 0.00% 0.00%
Investments Balance 243.8 $       119.4 $       129.4 $       116.5 $       102.6 $
Rate 1.48% 2.71% 2.47% 2.31% 2.70%
Loans Balance 4,430.1 $    392.3 $       327.3 $       309.7 $       312.1 $
Rate 3.63% 5.11% 5.00% 4.98% 4.62%
Time Deposits Balance 462.8 $       412.4 $       366.9 $       293.4 $       110.4 $
Rate 0.58% 0.69% 0.85% 0.97% 1.01%
Borrowed Funds Balance 456.6 $       2.3 $          1.0 $          0.5 $          5.5 $
Rate 1.31% 4.48% 4.28% 3.72% 4.17%

Branch Closings
$4.2
Salary & Benefits
$8.3
Contracts
$2.7
Marketing & Technology
$1.5
Revenue Enhancements
$1.7
Other Expense
$2.3

IBERIABANK Corporation

Operating Improvement Initiative
Operating Improvement Initiative
Composition of Benefits
Expense Initiatives
Branch closures
Other reductions
Closing 9 branch offices
Consumer products
IT Maintenance
Consulting
Telephone
Business travel
Occupancy expense
Professional services
Revenue Enhancements
Loan related fee income
Mortgage mandatory delivery
Increased origination activity
Service fees
$ in millions
$20.7 million pre-tax net benefit
realized in 2014 and beyond
19% of initiatives, representing
29% of total benefits, were
implemented in April 2013
Salary & Benefits 40%
Branch Closings 20%
Contracts 13%
Marketing & Technology 7%
Other Expense 11%
  Total Expense 92%
Revenue Enhancements 8%
100%
Compensation
Branch closings
Contracts
Marketing & Technology
Other Items

Operating Improvement Initiative
Operating Improvement Initiative
Timing of Net Benefits
$ in thousands
$20.7 million annual pre-tax earnings run-rate improvement by 1Q14
92% expense reductions
8% revenue improvements
Aggregate $3.9 million pre-tax implementation costs
76% or $2.8 million of total implementation costs to be incurred in 2Q13
Net benefit of $6.8 million in remainder of 2013
2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2013 2014 2015
Expense Reductions:
Branch closings $585 $585 $1,045 $1,045 $1,045 $1,045 $1,045 $1,045 $2,215 $4,178 $4,178
Contracts 123 397 528 683 683 683 683 683 1,048 2,732 2,732
Marketing & Technology 63 190 369 369 369 369 369 369 622 1,476 1,476
Other expense 305 565 569 569 569 569 569 569 1,438 2,277 2,277
Salary & benefits 1,056 1,628 2,018 2,078 2,078 2,078 2,078 2,078 4,702 8,310 8,310
$2,131 $3,364 $4,529 $4,743 $4,743 $4,743 $4,743 $4,743 $10,024 $18,973 $18,973
Revenue improvements - 213 422 422 422 422 422 422 634 1,688 1,688
Total earnings enhancement $2,131 $3,577 $4,951 $5,165 $5,165 $5,165 $5,165 $5,165 $10,659 $20,661 $20,661
Implementation cost (2,811) (811) (242) - - - - - (3,863) - -
Net Benefit ($679) $2,766 $4,709 $5,165 $5,165 $5,165 $5,165 $5,165 $6,796 $20,661 $20,661
Impact to Full Year Quarterly Impact:

Asset Quality
Asset Quality
Legacy Portfolio
Asset Quality Summary
(Excludes FDIC covered assets and acquired impaired loans)
•
NPAs equated to
0.83% of total assets,
down 2 bps compared
to 4Q12
•
$214 million in
classified assets (-8%
from 4Q12)
•
$111 million special
mention loans (-9%
from 4Q12)
•
Net charge-offs of
$1.2 million or an
annualized rate of
0.06% of average
loans
•
$3.9 million negative
provision for legacy
franchise in 1Q13
     ($ thousands)
3/31/2012 12/31/2012 3/31/2013
Nonaccrual Loans 61,160 $    70,354 $    66,659 $    9% -5%
OREO 17,740      26,380      26,515      49% 1%
Accruing Loans 90+ Days Past Due 3,338        1,776        2,827        -15% 59%
Nonperforming Assets 82,238      98,510      96,001      17% -3%
Past Due Loans 79,928      93,358      85,399      7% -9%
Classified Loans 194,034     231,586     213,589     10% -8%
Nonperforming Assets/Assets 0.83% 0.85% 0.83% (0)            bps (2)            bps
NPAs/(Loans + OREO) 1.33% 1.34% 1.27% (6)            bps (7)            bps
Classified Assets/Total Assets 1.96% 1.99% 1.84% (12)          bps (15)          bps
(Past Dues & Nonaccruals)/Loans 1.29% 1.27% 1.13% (15)          bps (14)          bps
Provision For Credit Losses 1,004 $     362 $        (3,941) $    NM NM
Net Charge-Offs/(Recoveries) 1,339        91             1,170        -13% 1180%
Provision Less Net Charge-Offs (336) $       270 $        (5,111) $    NM NM
Net Charge-Offs/Average Loans 0.09% 0.01% 0.06% (3)            bps 5             bps
Reserve For Credit Losses/Loans 1.22% 1.08% 0.99% (23)          bps (9)            bps
For Quarter Ended: % or Basis Point Change
Year/Year Qtr/Qtr

Asset Quality
Asset Quality
Total Portfolio Trends
($thousands)
Nonaccruals
677,619 $   540,867 $   463,075 $
-32% -14%
OREO & Foreclosed
126,657 121,536 131,836
4% 8%
90+ Days Past Due
7,320 4,404 5,697
-22% 29%
Nonperforming Assets
811,596 $   666,807 $   600,608 $
-26% -10%
NPAs/Assets
6.88% 5.08% 4.63%
(225) bps (45) bps
NPAs/(Loans + OREO)
10.67% 7.74% 6.87%
(380) bps (87) bps
LLR/Loans
2.37% 2.96% 2.21%
(16) bps (75) bps
Net Charge-Offs/Loans
0.09% 0.00% 0.06%
(3) bps 6 bps
Past Dues:
30-89 Days Past Due
35,228 $     47,899 $     33,227 $
-6% -31%
90+ days Past Due
7,320 4,404 5,697
-22% 29%
Nonaccual Loans
677,619 540,867 463,075
-32% -14%
Total 30+ Past Dues
720,167 $   593,170 $   501,999 $
-30% -15%
% Loans
9.63% 6.98% 5.84%
(379) (114)
Total Portfolio
1Q12 4Q12 1Q13
% or Basis Point Change
Year/Year Qtr/Qtr

Organic Loan Growth *
Covered Loan Portfolio
$350
$300
$250
$200
$150
$100
$50
$0
-$50
-$100
-$150
$64
$58
$43
$173
$149
$257
$109
$262
$164
$329
$329
$315
$185
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13

IBERIABANK Corporation

Markets
Markets
Loan Growth
Organic Loan Growth
Sterling Bank FDIC-
Assisted Acquisition
$ in millions
1st Quarter 2013:
•
Since YE 2011:
•
Since YE 2009:
•
•
* Organic loan growth excludes the outstanding balance of  loans acquired in non-covered transactions (e.g., OMNI, Cameron, and Florida Gulf) at the date of the acquisition in the respective acquisition periods
$185 million, or
+2% (+10%
annualized)
$1.3 billion, or
+22% (+18%
annualized)
$2.4 billion, or
+59% (+18%
annualized)
The FDIC covered
loan portfolio
declined 40%, or
$666 million (a 12%
annualized rate)

$ in Millions
350
300
250
200
150
100
50
-
(50)
97
6
(15)
37
(5)
(5)
14
64
149
164
185
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13

IBERIABANK Corporation

Markets
Markets
Quarterly Organic Loan Growth
*Organic loan growth excludes the outstanding balance of  loans acquired in all transactions at the date of the acquisition in the respective acquisition periods
•
First quarter of each year tends
to exhibit slower loan growth
than other quarters

$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Loan Commitments
Loan Fundings
$28
$9
$19
$31
$9
$22
$36
$15
$21
$43
$11
$32
$76
$28
$48
$123
$34
$88
$123
$54
$70
$188
$49
$139
Memphis
Little Rock
Birmingham
Mobile
Baton Rouge
Lafayette
New Orleans
Houston

Markets
Markets
Loan Originations 1Q13 –Top Markets
$ in millions
•
$873 million in total
funded loans and
unfunded loan
commitments
originated in 1Q13
•
Significant growth in
Houston, New Orleans
and Lafayette
•
Continued growth in
other markets in which
we have invested
heavily

Non-Interest Bearing
Other Core Deposits
Time Deposits
$1,000
$800
$600
$400
$200
$0
-$200
-$400
$184
$159
$217
$281
$333
$93
$273
$912
$14
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13

IBERIABANK Corporation

Excludes acquired deposits
Markets
Markets
Organic Deposit Growth
$ in millions
Organic Deposit Growth
1st Quarter 2013:
•
•
Decrease of $62
million, or -0.6% in
1Q13 (-2%
Annualized)
•
Approximately $115
million of the decline
was due to a outlflow
in seasonal deposits
Total Deposit Growth
Very strong transaction
account growth in 4Q12
Core deposit growth of
$14 million, or +0.2%
(+1% annualized)

$35
$30
$25
$20
$15
$10
$5
$0
$4
$6
$7
$16
$16
$18
$24
$35
Memphis
Mobile
Fort Myers
NW Arkansas
NE Louisiana
Naples
Lake Charles
Birmingham

IBERIABANK Corporation

Markets
Markets
Core Deposit Growth 1Q13 –Top Markets
$ in millions
•
Strong growth in
Birmingham, Lake
Charles, and Naples;
seasonal deposit
outflows in Lafayette,
New Orleans and
Southeast Florida
•
Deposit pricing
remains favorable:
Cost of interest bearing
deposits declined 6 bps
to 0.47%
•
Cost of total deposits
declined 5 bps to
0.38%
•

20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
11%
12%
15%
15%
16%
17%
18%
19%
18%
19%
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

IBERIABANK Corporation

Markets
Markets
Non-Interest Bearing Deposit Growth
% of Total Deposits •
Since 2010, total non-
interest bearing
deposits have
increased $1.1 billion
or +124% (+55%
annualized rate)
•
Modest growth in 1Q13
(+$4 million on a linked
quarter basis)
•
Top 1Q13 noninterest
bearing deposit growth
markets include
Naples, Lafayette,
Lake Charles, Little
Rock and Houston
Non-interest bearing deposits at period-end

Markets
Markets
1Q13 Highlights
•
Seasonal influences affected loan and deposit growth in 1Q13
•
Heightened competition impacted both commercial loan pricing and structure
•
Non-FDIC loan growth of $185 million came from a number of markets and in both commercial and retail markets
•
Houston, New Orleans, Memphis and Baton Rouge showed strong commercial loan originations – concentrated in our C&I clients
•
Loans and commitments originated during 1Q13 of $873 million with 57% fixed rate and 43% floating rate
•
Commercial loans originated and funded in 1Q13 totaled $324 million with a mix of
30% fixed and 70% floating ($521 in commercial loan commitments during the quarter)
•
Strong commercial pipeline of $609 million at quarter-end
•
Small business loans, including lines of credit, grew $58 million or 9% in 1Q13 (36%
annualized)
•
Consumer loan growth driven by increases in indirect lending and home equity lines of credit – arising from recent improvements in these businesses
•
Period-end core deposit growth of $14 million, with non-interest bearing deposits up
$4 million ($10 million linked quarter growth on an average balance basis) impacted by $115 million in seasonal outflows during the quarter

Retail and Small Business
Retail and Small Business
1Q13 Progress
•
Completed closure and consolidation of 4 branches in the first quarter of 2013, as planned
•
Continued growth in Small Business and Consumer loan originations:
•
Small Business of $72 million
•
Indirect of $48 million
•
Direct Consumer of $113 million
•
Strong checking account growth in openings:
•
Small Business accounts up 21% on a linked quarter basis and 24%
from 1Q12
•
Consumer accounts down 3% on a linked quarter basis and up 84%
from 1Q12
•
Continued emphasis on branch efficiency and productivity and digital delivery
Continued investment with the addition of three new business bankers
•

Total Revenues ($ in Millions)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

IBERIABANK Corporation

Wealth And Capital Markets
Wealth And Capital Markets
1Q13 Progress
•
ICP/IWA revenues
of $2.9 million
(down 10%
compared to 4Q12
and up 50% from
1Q12)
•
ICP currently
provides research
coverage on 68
public energy
companies
•
IWA assets under
management
increased 12%, to
$1.1 billion at March
31, 2013
Total Quarterly Revenues For:
• IBERIA Capital Partners
• IBERIA Wealth Advisors

23 Appendix

Indemnification Asset Expected Amortization

Post Adoption
Pre Adoption
$(30,000)
$(25,000)
$(20,000)
$(15,000)
$(10,000)
$(5,000)
$-
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

IBERIABANK Corporation

Appendix
Appendix
Expected Amortization Comparison
FDIC Portfolio (in thousands)
  Revenues 41,607 $     27,992 $     24,480 $     21,616 $     18,751 $     15,324 $     12,553 $     10,856 $     9,789 $
  IA Amortization (27,702)       (15,405)       (13,472)       (11,896)       (10,319)       (8,434)         (6,806)         (4,884)         (2,852)
     IBT 13,905 $     12,588 $     11,008 $     9,720 $       8,432 $       6,890 $       5,747 $       5,972 $       6,937 $

Projected Average Loan Balances and Net Yields ($)

Projected Average Balance (Left Hand Scale)
Projected Net Covered Loan Interest Income (Right Hand Scale)
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

IBERIABANK Corporation

25 Appendix Appendix Expected Future Performance Metrics $ in thousands

Appendix
Appendix
FDIC Covered Loan Portfolio Roll Forward

Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield
Covered Loans 1,218,933 51,150 16.661% 1,153,954 55,400 18.878% 1,112,153 49,550 17.528% 1,039,469 41,607 16.047%
Mortgage Loans 196,969 5,128 10.414% 169,580 5,306 12.517% 155,989 5,318 13.636% 180,902 4,398 9.724%
Indirect Automobile - - 0.000% (0) - 0.000% (0) - 0.000% (0) - 0.000%
Credit Card 862 14 6.629% 853 14 6.746% 860 14 6.664% 824 13 6.565%
Consumer 150,236 4,324 11.577% 149,877 5,282 14.020% 148,001 5,308 14.267% 130,960 3,509 10.867%
Line Of Credit-Consumer Loans 72,370 2,953 16.410% 72,598 3,462 18.971% 69,910 3,661 20.831% 41,802 3,200 31.044%
Commercial & Business Banking 798,767 38,731 19.186% 761,048 41,335 21.257% 737,394 35,250 18.706% 684,981 30,487 17.803%
Loans in Process (272) - 0.000% (3) - 0.000% (1) - 0.000% (1) - 0.000%
Overdrafts 0 - 0.000% 0 - 0.000% 0 - 0.000% 0 - 0.000%
FDIC Loss Share Receivable 508,443 (28,484) -22.163% 448,746 (33,488) -29.201% 411,328 (28,201) -26.828% 384,319 (27,702) -28.832%
Net Covered Loan Portfolio 1,727,375 22,666 7.438% 1,602,700 21,912 7.596% 1,523,481 21,349 7.678% 1,423,788 13,905 5.351%
Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield
Covered Loans 1,218,933 51,150 16.661% 1,153,954 55,400 18.878% 1,112,153 49,550 17.528% 1,039,469 41,607 16.047%
CapitalSouth Bank 187,742 7,077 14.966% 169,584 6,480 15.034% 150,872 6,737 17.537% 138,793 4,109 11.855%
Orion Bank 673,068 33,586 19.801% 651,176 35,154 21.221% 641,252 29,720 18.235% 597,706 25,287 16.960%
Century Bank 255,610 6,134 10.080% 244,874 8,047 12.967% 232,967 7,137 12.108% 219,726 6,401 11.703%
Sterling Bank 102,513 4,353 16.829% 88,322 5,718 25.371% 87,063 5,956 26.806% 83,245 5,810 27.941%
FDIC Loss Share Receivable 508,443 (28,484) -22.163% 448,746 (33,488) -29.201% 411,328 (28,201) -26.828% 384,319 (27,702) -28.832%
CapitalSouth Bank 44,503 (3,285) -29.204% 40,443 (3,213) -31.088% 35,811 (3,431) -37.492% 29,301 (2,388) -32.596%
Orion Bank 306,347 (21,149) -27.311% 271,457 (22,983) -33.130% 251,749 (17,944) -27.892% 235,594 (17,330) -29.423%
Century Bank 119,445 (1,911) -6.329% 101,167 (3,875) -14.987% 92,076 (3,200) -13.601% 90,384 (4,100) -18.146%
Sterling Bank 38,148 (2,139) -22.181% 35,680 (3,417) -37.472% 31,691 (3,625) -44.761% 29,040 (3,884) -53.502%
Net Covered Loan Portfolio 1,218,933 22,666 7.438% 1,153,954 21,912 7.596% 1,112,153 21,349 7.678% 1,039,469 13,905 5.351%
CapitalSouth Bank 187,742 3,792 8.079% 169,584 3,267 7.706% 150,872 3,305 8.764% 138,793 1,721 4.961%
Orion Bank 673,068 12,436 7.391% 651,176 12,171 7.477% 641,252 11,776 7.345% 597,706 7,958 5.326%
Century Bank 255,610 4,224 6.609% 244,874 4,173 6.816% 232,967 3,937 6.760% 219,726 2,301 4.188%
Sterling Bank 102,513 2,214 8.639% 88,322 2,301 10.420% 87,063 2,331 10.709% 83,245 1,925 9.252%
2Q2012 3Q2012 4Q2012 1Q2013
2Q2012 3Q2012 4Q2012 1Q2013

Appendix
Appendix
Interest Rate Risk Simulations
Source: Bancware model, as of March 31, 2013
* Assumes instantaneous and parallel shift in interest rates based on static balance sheet
•
Asset sensitive from an interest rate risk position
•
The degree of asset sensitivity is a function of the reaction of competitors to changes in deposit pricing
•
Forward curve has a positive impact over 12 months
Base Blue Forward
Change In:
-200 bp* -100 bp* Case +100 bp* +200 bp* Chip Curve
Net Interest
Income -3.9% -1.8% 0.0% 4.3% 9.0% 0.3% 0.8%
Economic
Value of
Equity
-10.3% -10.5% 0.0% 8.7% 14.8% -0.1% -0.1%